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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 18, 2000


                              NEXTEL PARTNERS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                   000-29633                  91-1930918
(STATE OR OTHER JURISDICTION        (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)


                               4500 CARILLON POINT
                           KIRKLAND, WASHINGTON 98033
                                 (425) 576-3600

   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)



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ITEM 5. OTHER EVENTS.

     On December 18, 2000, Nextel Partners, Inc. issued a press release announcing that it has extended its offer to exchange the outstanding, unregistered Nextel Partners 11% Senior Notes for new, substantially identical 11% Senior Notes that will be free of the transfer restrictions that apply to the old notes. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     (c)  EXHIBITS.

          Exhibit No.     Exhibit Description
          -----------     -------------------

             99.1            Press Release


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEXTEL PARTNERS, INC.

Date:  December 18, 2000               By:    /s/ Donald Manning
                                          -----------------------------------
                                              Donald Manning
                                              Vice President, General Counsel
                                              and Secretary